UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 15, 2007
Spark Networks plc
(Exact name of registrant as specified in its charter)

England and Wales	000-51195	98-0200628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8383 Wilshire Blvd. Ste. 800, Beverly Hills, California		90211
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 323-836-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  OTHER EVENTS

On June 15, 2007, Spark Networks plc issued a press release announcing that its shareholders have a approved a plan to establish the Company as a subsidiary of Spark Networks, Inc., a corporation incorporated in Delaware. The proposed Delaware reorganization of the Company will be effected by way of a Scheme of Arrangement under U.K. law. The proposal is subject to U.K. court approval.

ITEM 9.01  Financial Statements and Exhibits.

(d) Exhibits

99.1  Press Release Dated June 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARK NETWORKS PLC (Registrant)

June,15, 2007
/s/ Mark G. Thompson
Mark G. Thompson Chief Financial Officer